Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-B

KEY PERFORMANCE FACTORS
January 31, 1998



        Expected B Maturity                                        4/17/06


        Blended Coupon                                              5.8990%



        Excess Protection Level
          3 Month Average  4.86%
          January, 1998  4.65%
          December, 1997  5.12%
          November, 1997  4.82%


        Cash Yield                                  17.84%


        Investor Charge Offs                        4.71%


        Base Rate                                   8.49%


        Over 35 Day Delinquency                     4.85%


        Seller's Interest                           16.09%


        Total Payment Rate                          13.52%


        Total Principal Balance                     $34,907,536,752.65


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,616,202,234.16